UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 7, 1999
                                                         ---------------


                          REGENT ASSISTED LIVING, INC.


 Oregon                                   0-27108            93-1171049
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(State or other jurisdiction of          (Commission        (IRS Employer
 incorporation or organization)           File No.)          Identification No.)


121 SW Morrison Street, Suite 1000, Portland, OR             97204
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(Address of principal executive offices)                    (Zip Code)


                                 (503) 227-4000
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              (Registrant's telephone number, including area code)


                                    No Change
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          (Former name or former address, if changed since last report)


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
Item 4.  Changes in Registrant's Certifying Accountant
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          (b)  New Independent Accountant

                    Regent Assisted Living, Inc. ("Regent") engaged
               PricewaterhouseCoopers L.L.P. as its new certifying accountant as of January 7, 1999. PricewaterhouseCoopers was the certifying accountant for Regent prior to December 29, 1997, on which date it was dismissed by Regent. During the period from December 29, 1997 through the date hereof, Regent has not consulted with PricewaterhouseCoopers regarding any matters specified in Items 304(a)(2)(i) or (ii) of Regulation S-B under the Securities Exchange Act of 1934.


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
                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 1999

                                       REGENT ASSISTED LIVING, INC.



                                       By STEVEN L. GISH
                                          --------------------------------------
                                          Steven L. Gish
                                          Chief Financial Officer and Treasurer
                                         (Principal Financial and Accounting
                                          Officer)


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